UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): September 10, 2004


                       WITS BASIN PRECIOUS MINERALS INC.
               (Exact Name of Registrant as Specified in Charter)



         Minnesota                   1-12401                  84-1236619
      (State or Other              (Commission               (IRS Employer
       Jurisdiction                File Number)           Identification No.)
     of Incorporation)


    520 Marquette Avenue, Suite 900
         Minneapolis, Minnesota                           55402
(Address of Principal Executive Offices)               (Zip Code)


                                  612.349.5277
              (Registrant's telephone number, including area code)



         (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

The Registrant entered into an agreement dated September 10, 2004 (the "Proposal"), by and among the Registrant, Hunter Gold Mining Corporation (a corporation incorporated under the laws of British Columbia, Canada) and its wholly owned subsidiary Hunter Gold Mining, Inc. (a corporation incorporated under the laws of Colorado) (collectively "Hunter Corporation") and Ken Swaisland ("Swaisland") a resident of British Columbia, Canada, that provides the Registrant with an assignment of an option to purchase the Hunter Corporation, held by Swaisland. The Hunter Corporation owns a 100% interest in the Bates-Hunter Gold Mine and the Golden Gilpin Mill located in Central City, Colorado. For a description of this Proposal, reference is hereby made to the Registrant's press release dated September 15, 2004, and the Bates-Hunter proposal, both of which are attached as exhibits.

The foregoing is qualified in its entirety by reference to the Proposal, which is being filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. In addition, the Registrant is attaching a Press Release dated September 15, 2004, as Exhibit 99.1, with respect to the Bates-Hunter Proposal, which is incorporated herein by reference.


Item 9.01.  Financial Statements and Exhibits.

(a) Not required

(b) Not required

(c) Exhibits

 Exhibit  Description of Document
 -------  -----------------------
  10.1 Proposal by and among Wits Basin Precious Minerals Inc., Hunter Gold Mining Corporation, Hunter Gold Mining, Inc., and Ken Swaisland, dated September 10, 2004.
  99.1    Press Release dated September 15, 2004.



                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Wits Basin Precious Minerals Inc.


Date:  September 16, 2004                 By: /s/ Mark D. Dacko
                                             ---------------------------
                                              Mark D. Dacko
                                              Chief Financial Officer


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

                                 EXHIBIT INDEX

 Exhibit  Description of Document
 -------  -----------------------
  10.1 Proposal by and among Wits Basin Precious Minerals Inc., Hunter Gold Mining Corporation, Hunter Gold Mining, Inc., and Ken Swaisland, dated September 10, 2004.
  99.1    Press Release dated September 15, 2004.


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